                                                                    EXHIBIT 10.1



                                OPTION AGREEMENT



                                    BETWEEN


                  TAIWAN SEMICONDUCTOR MANUFACTURING CO., LTD.



                                      AND



                        BENCHMARQ MICROELECTRONICS, INC.



                                  MAY 31, 1996

                               TABLE OF CONTENTS

1. DEFINITIONS..............................................................  3

2. VOLUME COMMITMENT........................................................  4

3. WAFER PRICE..............................................................  5

4. OTHER PURCHASE TERMS AND CONDITIONS......................................  5

5. OBLIGATION TO PAY OPTION FEE FOR OPTION CAPACITY.........................  5

6. FAILURE TO PURCHASE THE OPTION CAPACITY;.................................  6

7. TERM AND TERMINATION.....................................................  7

8. BOARD APPROVAL...........................................................  8

9. LIMITATION OF LIABILITY..................................................  8

10. NOTICE..................................................................  8

11. ENTIRE AGREEMENT........................................................  9

12. GOVERNING LAW...........................................................  9

13. ARBITRATION.............................................................  9

14. ASSIGNMENT.............................................................. 12

15. CONFIDENTIALITY......................................................... 12

16. FORCE MAJEURE........................................................... 12

EXHIBIT A................................................................... 14

EXHIBIT B................................................................... 15

EXHIBIT C................................................................... 16

EXHIBIT D................................................................... 17

EXHIBIT E................................................................... 18

                                OPTION AGREEMENT
                                ----------------




     THIS AGREEMENT is made and becomes effective as of May 31, 1996 (the "Effective Date"), by Taiwan Semiconductor Manufacturing Co., Ltd. ("TSMC"), a company organized under the laws of the Republic of China with its registered address at No. 121, Park Ave. 3, Science-Based Industrial Park, Hsinchu, Taiwan, and, Benchmarq Microelectronics, Inc. ("Customer"), a company organized under the laws of Delaware, with its corporate headquarters at 17919 Waterview Parkway, Dallas, Texas 75252.



RECITALS


     WHEREAS, TSMC currently supplies Customer with wafers and Customer wishes to increase the volume of wafers to be purchased from TSMC;


     WHEREAS, in order to increase its output, TSMC XXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX;


     WHEREAS, as a condition to TSMC's acceleration of these facilities, TSMC has asked that Customer make a capacity commitment and advance payment for the right to buy additional capacity, and Customer is willing to do so:



AGREEMENT


     NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, the parties agree as follows:



1.   DEFINITIONS

     (a) "Base Capacity" used in this Agreement shall mean the base amount of annual wafer capacity that is used to calculate the Customer's Committed Capacity, which amount is set forth in Exhibit B.

(X - "Portions of the subject exhibit have been ommitted and filed separately with the Commission pursuant to a request for Confidential Treatment.")

     (b) "Customer Committed Capacity" used in this Agreement shall mean the total capacity that Customer agrees to purchase from TSMC pursuant to this Agreement, and is set forth in Exhibit B.

     (c) "Option Capacity" used in this Agreement shall mean the firm capacity commitment made by Customer pursuant to this Agreement, for which Capacity Customer agrees to pay the Option Fee as defined in this
          Section 1(d) below, and is set forth in Exhibit B.

     (d) "Option Fee" used in this Agreement shall mean the deposit that Customer agrees to place with TSMC as the advance payment for the Option Capacity.

     (e) "TSMC Committed Capacity" used in this Agreement shall mean the total capacity that TSMC agrees to provide to Customer pursuant to this Agreement, and is set forth in Exhibit B.

     (f)  XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
          XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
          XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
          XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
          XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX.


2.   VOLUME COMMITMENT

     (a) Customer agrees to purchase from TSMC the Customer Committed Capacity, and subject to the payment of the Option Fee by Customer under Section 5 below, TSMC agrees to provide to Customer the TSMC Committed Capacity, as set forth in Exhibit B. XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
          XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
          XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
          XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
          XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX.

     (b) Each month, Customer agrees to provide to TSMC a six-month rolling forecast of the number of wafers that Customer will purchase, XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
          XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
          XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXX. The forecast must be based on wafers out or deliveries

(X - "Portions of the subject exhibit have been ommitted and filed separately with the Commission pursuant to a request for Confidential Treatment.")

          expected to be made by TSMC.

     (c) TSMC will use its reasonable effort to cause its fabs to be capable of producing wafers of more advanced specifications, as set forth in the TSMC Technology Road Map attached as Exhibit C.



3.      WAFER PRICE

     (a) The wafer prices for the Customer Committed Capacity shall XXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
          XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
          XXXXXXXXXXXXXXXXXXXXXXXXX for the same technology, the same fab and the same period of time. In the event that the wafer prices for the Customer Committed Capacity do not comply with the preceding sentence, TSMC will make proper price changes for the unfilled orders, upon Customer's notice in writing.

     (b) The parties shall negotiate in good faith each year the wafer prices for the Customer Committed Capacity of the following year, XXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
          XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
          XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
          XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
          XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX.


  4.    OTHER PURCHASE TERMS AND CONDITIONS

          The Customer/TSMC Wafer Production Agreement [to be completed within sixty (60) days of the effective date of this Agreement] will apply to all purchases of wafers by Customer from TSMC and delivery of all wafers from TSMC to the Customer, except that the provisions of this Agreement will supersede the above Agreement with respect to the subject matter hereof.

(X - "Portions of the subject exhibit have been ommitted and filed separately with the Commission pursuant to a request for Confidential Treatment.")

5.      OBLIGATION TO PAY OPTION FEE FOR OPTION CAPACITY


     (a) Customer agrees to pay to TSMC the Option Fee in the amount of XXXXXXXXXXXXXXXXXXXXXXXXXXX for the right to purchase the Option Capacity pursuant to this Agreement. The Option Fee is set forth in Exhibit D and shall be paid on the dates specified. Except that TSMC exercises its first right of refusal and accepts the Customer's offer pursuant to Section 6 below, the Option Fee for any calendar year, once paid, shall be non-refundable for any cause except the parties failure to mutually agree in writing to the Wafer Production Agreement within sixty (60) days of the effective date of this Agreement and TSMC's failure to deliver the requisite wafers pursuant to such Option Capacity and Section 4 of this Agreement (in such cases the applicable portion of the Option Fee which has been paid by the Customer will be promptly refunded by TSMC), and will be credited against the wafer prices for the Option Capacity provided by TSMC for that particular year under this Agreement.

     (b) Customer further agrees to deliver to TSMC, within seven (7) days following the Effective Date, one (1) promissory note in an amount of the Option Fee due in 1997 as specified in Exhibit D and payable to TSMC or order, which promissory note is in the form of Exhibit E. The promissory note shall be returned by TSMC to Customer within seven (7) days upon receipt of the corresponding Option Fee by TSMC.


6.      FAILURE TO PURCHASE THE OPTION CAPACITY;
        FIRST RIGHT OF REFUSAL

     (a)  XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
          XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
          XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
          XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
          XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
          XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
          XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
          XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

(X - "Portions of the subject exhibit have been ommitted and filed separately with the Commission pursuant to a request for Confidential Treatment.")

          XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
          XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
          XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
          XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
          XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
          XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
          XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
          XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
          XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
          XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
          XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
          XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
          XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX.

     (b) Any of Customer's right or obligation set forth in Section 6(a) shall not affect its obligation to pay the Option Fee pursuant to Section 5 above, except that if this Agreement is assigned to any third parties acceptable to TSMC pursuant to this Section 6(a) above, such third parties shall pay any unpaid portion of the Option Fee and abide by the terms and conditions of this Agreement.


7.      TERM AND TERMINATION

     (a) The term of this Agreement shall commence from the Effective Date, and continue until December 31, 2000.

     (b)  TERMINATION BY TSMC FOR CUSTOMER'S FAILURE TO PAY THE OPTION FEE
          TSMC may terminate this Agreement if Customer fails to pay the Option Fee pursuant to Section 5 above, and does not cure or remedy such breach within thirty (30) days of receiving written notice of such breach.

     (c)  TERMINATION FOR OTHER BREACH OR FOR BANKRUPTCY
          Either party may terminate this Agreement if, (i) the other party breaches any material provisions of this Agreement (other than the breach of Section 5 above), and does not cure or remedy such breach within ninety (90) days of receiving written notice of such breach, or
          (ii) becomes the subject of a voluntary or involuntary petition in bankruptcy or any proceeding relating to insolvency, receivership or liquidation, if such petition or proceeding is not dismissed with prejudice within ninety (90) days after filing.

(X - "Portions of the subject exhibit have been ommitted and filed separately with the Commission pursuant to a request for Confidential Treatment.")

     (d)  EFFECT OF TERMINATION
          Both parties shall remain liable to the other party for any outstanding and matured rights and obligations at the time of termination, including all outstanding payments of the Option Fee and for the wafers already ordered and/or shipped to Customer.

8.      BOARD APPROVAL

          Customer shall obtain the approval by its Board of Directors of this Agreement, and submit to TSMC, at the time of executing this Agreement, an authentic copy of it's board resolution authorizing the representative designated below to execute this Agreement.


9.      LIMITATION OF LIABILITY

          In no event shall either party be liable for any indirect, special, incidental or consequential damages (including loss of profits and loss of use) resulting from, arising out of or in connection with either party's performance or failure to perform under this Agreement, or resulting from, arising out of or in connection with either party's producing, supplying, and/or sale of the wafers to the Customer, whether due to a breach of contract, breach of warranty, tort, or negligence of either party, or otherwise.


10.  NOTICE

          All notices required or permitted to be sent by either party to the other party under this Agreement shall be sent by registered mail postage prepaid, or by personal delivery, or by fax. Any notice given by fax shall be followed by a confirmation copy within ten (10) days. Unless changed by written notice given by either party to the other, the addresses and fax numbers of the respective parties shall be as follows:

  To TSMC:

  TAIWAN SEMICONDUCTOR MANUFACTURING COMPANY, LTD.
  No. 121, Park Avenue 3
  Science-Based Industrial Park
  Hsinchu, Taiwan
  Republic of China                 FAX: 886-35-781545

  To Customer:

  BENCHMARQ MICROELECTRONICS, INC.
  17919 Waterview Parkway
  Dallas, TX  75252            FAX:(214) 437-9198


11.  ENTIRE AGREEMENT

          This Agreement, including Exhibits A-E, constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes and replaces all prior or contemporaneous understandings, agreements, dealings and negotiations, oral or written, regarding the subject matter hereof. No modification, alteration or amendment of this Agreement shall be effective unless in writing and signed by both parties. No waiver of any breach or failure by either party to enforce any provision of this Agreement shall be deemed a waiver of any other or subsequent breach, or a waiver of future enforcement of that or any other provision.


12.  GOVERNING LAW

          This Agreement will be governed by and interpreted in accordance with the laws of the California.


13.  ARBITRATION

     (a)  General.  Each party will make best efforts to resolve amicably any
          -------
          claims, controversies, or disputes under this Agreement. In the event that a resolution is not reached among the parties within thirty (30) days after written notice by any party of the dispute or claim, the dispute or claim shall be finally settled by binding arbitration in accordance with the provisions of this Section 13. The parties agree that all actions, claims, controversies or disputes of any kind (e.g. whether in contract or in tort, statutory or common law, legal or equitable or otherwise) ("Disputes") between them relating, directly or indirectly, to this Agreement are to be resolved by arbitration as provided in this Agreement. All arbitration will be conducted pursuant to and in accordance with the following order of priority (i) the terms of this Agreement, (ii) the Commercial Arbitration Rules of the American Arbitration Association, and (iii) to the extend the foregoing are inapplicable, unenforceable or invalid, the laws of the State of California. The arbitrator(s) used will be selected from a list of persons familiar with disputes regarding the semiconductor manufacturing industry to be provided by the American Arbitration Association. Any hearing regarding arbitration will be held in the Greater Bay Area, California, or at another location mutually acceptable to both parties. The parties will use reasonable efforts to assure that the arbitrator(s) will use their best efforts to conduct the arbitration hearing as soon as practicable.

     (b)  Discovery.  Discovery will be conducted solely through depositions and
          ---------
          requests for documents and things but otherwise will be governed by the Federal Rules of Civil Procedure. The arbitrator(s) will resolve any discovery disputes by such prehearing conferences as may be needed. Both parties agree that the arbitrator(s) will have the power of subpoena process as provided by law. Disputes concerning the scope of depositions or document production, its reasonableness and enforcement of discovery requests will be subject to Agreement by the parties or will be resolved by the arbitrator(s). All discovery requests will be subject to the proprietary rights and rights of privilege and other protections granted by applicable law to the parties. The arbitrator(s) will adopt procedure to protect such rights. With respect to any Dispute, each party agrees that all discovery activities shall be expressly limited to matters directly relevant to the Dispute and the arbitrator(s) will be required to fully enforce this requirement.

     (c)  Enforcement. The decision of the arbitrator(s) will be final and
          -----------
          binding on all parties. Any judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The decision of the arbitrator(s) will be enforceable in any court of competent jurisdiction. Except for proceedings seeking equitable remedies, an arbitration proceeding commenced pursuant to this Section 13 is a condition precedent to and is a complete defense to the commencement of any suit, action or proceeding in any federal or state court with respect to any Dispute. Either party may bring an action in court to compel arbitration. Any party who fails or refuses to submit to binding arbitration following demand by the other party shall bear all costs and expenses incurred by the opposing party in compelling arbitration.

     (d)  Powers and Qualifications: Awards: Modification or Vacation of Award.
          --------------------------------------------------------------------
          The arbitrator(s) are empowered to resolve Disputes by summary rulings substantially similar to summary judgments and motions to dismiss. The arbitrator(s) will resolve all Disputes in accordance with the substantive laws of the State of California. The arbitrator(s) may grant any remedy or relief deemed just and equitable and within the scope of this Agreement and may also grant such ancillary relief as is necessary to make effective any award. The arbitrator(s) will be required to make specific, written findings of fact and conclusions of law, and the parties will have the right to seek vacation or modification of an award only if (I) that award is based in whole, or in part, upon fraud or (ii) failure to follow the procedures set forth in this Section 13. For these purposes, the award and judgment entered by the federal or state district court shall be considered to be the same as the award and judgment of the arbitrator(s). To the extent permitted by applicable law, the arbitrator(s) will have the power to award recovery of all costs and fees (including attorneys' fees, administrative fees, and arbitrators' fees) to the prevailing party.

     (e)  Limitation on Award. The arbitrator(s) will be limited to interpreting
          -------------------
          the applicable provisions of this Agreement, and will not have the authority or power to alter, amend, modify, revoke or suspend any condition or provision of this Agreement, nor to create, draft or form a new agreement between the parties, nor to render an award which, by its terms, has the effect of altering or modifying any condition or provision of this Agreement.

     (f)  Provisional Remedies and Multiple Parties.  No provision of, nor the
          -----------------------------------------
          exercise of any rights under, this Agreement will limit the right of any party, during any Dispute, to resort to a court of applicable jurisdiction to seek such equitable remedies as may be available to such party, and any such action will not be deemed an election of remedies. Such rights will include, without limitation, rights and remedies relating to injunctive relief. Such rights may be exercised at any time except to the extent such action is contrary to an award or decision of the arbitrator(s). The institution and maintenance of an action for equitable relief will not constitute a waiver of the right of any party, to submit a Dispute to arbitration, nor render inapplicable the compulsory arbitration provisions of this Agreement.

     (g)  Choice of Arbitrator(s).  The arbitrator(s) will be chosen by mutual
          -----------------------
          agreement of the parties. If they cannot agree within thirty (30) days upon a single arbitrator, each will, within fifteen (15) days thereafter, appoint an arbitrator and such arbitrators will appoint a third impartial arbitrator. If more than one arbitrator is appointed, the decision of a majority of such arbitrators will be binding. Subject to the provisions of Subsection 13(d), (i) each party will be responsible for the expenses and fees of the arbitrator appointed by it and one-half of the fees and expenses of the third arbitrator, (ii) if there is only one arbitrator appointed, each party will be responsible for one-half of the fees and expenses of such arbitrator and (iii) each party will bear its own attorney's and expert's fees. If either party fails to timely appoint an arbitrator, the decision of the arbitrator who is timely appointed will be binding.

14.  ASSIGNMENT

     This Agreement shall be binding on and inure to the benefit of each party and its successors, and except that Customer may assign this Agreement under Section 6 above, neither party shall assign any of its rights hereunder, nor delegate its obligations hereunder, to any third party, without the prior written consent of the other.


15.  CONFIDENTIALITY

     Neither party shall disclose the existence or contents of this Agreement except as required by Customer's assignment of this Agreement to any third parties pursuant to Section 6 above, in confidence to its advisers, as required by Securities and Exchange Commission regulations and related laws, as required by applicable law, or otherwise without the prior written consent of the other party and to enforce this Agreement.


16.  FORCE MAJEURE

     Neither party shall be responsible for delays or failure in performance resulting from acts beyond the reasonable control of such party. Such acts shall include but not limited to acts of God, war, riot, labor stoppages, governmental actions, fires, floods, and earthquakes.

     IN WITNESS WHEREOF, the parties, have executed this Agreement as of the date first stated above.


TAIWAN SEMICONDUCTOR                         BENCHMARQ
MANUFACTURING CO., LTD.                      MICROELECTRONICS, INC.


BY:/s/ Don Brooks                            BY:/s/ Derrell Coker
   ----------------------------                 -------------------------------
   Donald Brooks                                Derrell Coker
   President                                    President

                                   EXHIBIT A

                           EQUIVALENCY FACTOR TABLE

--------------------------------------------------------------------------------
                               XXXXXXX       XXXXXX      XXXXXXXXXX  XXXXXXXXXX
XXXXXXXXXXXXXXXXXX             XXXXXXXXXX    XXXXXXXXX   XXXXXXXX    XXXXXXXXX
                               XXXXXXXXX
                               XXXXXXXXX
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXXXXXX         XX                         XX          XXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXXXXX          XX                         XX          XXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXXXXX          XX                         XX          XXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXXXXXX         XX                         XX          XXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXXXXX          XX                         XX          XXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXXXXXXX        XX                         XX          XXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXXXXXXXXXX     XX                         XX          XXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXXXXXX         XX                         XX          XXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXXXXX          XX              X          XXXX        XXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXXXXX          XX              X          XXXX        XXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXXXXXXX        XX              X          XXXX        XXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXXXX           XX                         XX          XXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXXXX           XX              X          XXXX        XXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXXXX           XX              X          XXXX        XXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXXXXX          XX              X          XX          XXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXXXXXXXXX      XX              X          XXXX        XXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXXXXXXXXXX     XX              X          XXXX        XXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXXXXXXXXX      XX              X          XXXX        XXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXXXX           XX              X          XXXX        XXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXXXX           XX              X          XXXX        XXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXXXXXXXXX      XX              X          XXXX        XXXX
--------------------------------------------------------------------------------

REMARKS:XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXX

      XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

      XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

      XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

DATE OF ISSUE: XXXXXXXX

(X-"Portions of the subject exhibit have been ommitted and filed separately with the Commission pursuant to a request for Confidential Treatment.")

                                   EXHIBIT B

                                BENCHMARQ/TSMC
                              COMMITTED CAPACITY

                                                    UNIT: XXXXXXXXXXXXXXXXXXXXXX
   -----------------------------------------------------------------------------
                                   1996      1997      1998      1999      2000
                                   ----      ----      ----      ----      ----
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------
   XXXXXXXXXXXXX                   X         X         X         X         X
   XXXXXXXXXXXXX
   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------
   XXXXXXXXXXXXX                             XXX       XXX       XXX       XXX
   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------
   XXXXXXXXXXXXXXXXX                         XXXX      XXXX      XXXX      XXXX
   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------
   XXXXXXXXXXXXXXX                           X         X         X         X
   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------
   XXXXXXXXXXXX                              X         X         X         X
   XXXXXXXX
   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------
   XXXXXXXXXXXXXXXXXXXXXXX         X         XX        XX        XX        XX
   XXXXXXXXXXXXXXXX
   XXXXXXXXXXXXXXXX
   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------
   XXXXXXXXXXXXXXXXXXX                       XXXX      XXXX      XXXX      XXXX
   XXXXXXXXXXXX
   XXXXXXXXXXXXXXXXXXX
   XXXXXXXXXXXXXXXX
   -----------------------------------------------------------------------------

* XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX.

Deposits Required:       $ 5.88M - XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

     Payment Schedule:                  $  2.5M - May 31, 1996
                                        $  3.38M - March 31, 1997

(X-"Portions of the subject exhibit have been ommitted and filed separately with the Commission pursuant to a request for Confidential Treatment.")

                                   EXHIBIT C
                         TSMC CMOS TECHNOLOGY ROADMAP

--------------------------------------------------------------------------------






















--------------------------------------------------------------------------------

("Portions of the subject exhibit have been ommitted and filed separately with the Commission pursuant to a request for Confidential Treatment.")

                                   EXHIBIT D
                                  OPTION FEE

Years            Total Option           Option Fee            Due Date
                 Capacity (Unit:        (Unit:  US$)
                 Wafer Equivalent)

-------------------------------------------------------------------------------
1996-            XXX                    $   2.5M              May 31, 1996
2000
                                        $   3.38M             March 31, 1997

(X-"Portions of the subject exhibit have been ommitted and filed separately with the Commission pursuant to a request for Confidential Treatment.")

                                   EXHIBIT E
                       STANDARD FORM OF PROMISSORY NOTE


Amount: US$______________                            Due Date:__________________


     The Undersigned, _____________________ (the "Maker"), unconditionally promise to pay to Taiwan Semiconductor Manufacturing Co., Ltd. or its order the sum of US Dollars _________________ ($___________), plus interest calculated from the Due Date stated herein to the date of full payment at the rate of 10% per annum on any unpaid portion of the principal amount stated herein, and said payment will be made at ________________ (Place of Payment).

     This Note shall be governed in all respects by the laws of the State of California.

     The Maker of this Note agrees to waive protests and notice of whatever kind.


Issue Date: ________________

Issue Place: _______________

                                        Maker's Signature:______________________

                                        Maker's Address:  ______________________

                                                          ______________________